UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________________________________

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 26, 2023

___________________________________________________________________

COVENANT LOGISTICS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.01 Par Value Class A common stock	CVLG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [   ]

Explanatory Note:

On April 26, 2023, Covenant Logistics Group, Inc., a Nevada corporation (the “Company”), completed the acquisition of Lew Thompson & Son Trucking, Inc. and related entities (collectively, “Lew Thompson & Son”). This Amendment No. 2 to the Current Report on Form 8-K originally filed by the Company with the Securities and Exchange Commission on April 27, 2023 (the “Original Form 8-K”) and amended on August 3, 2023 (the “Amendment No. 1”), is being filed to amend Item 9.01 to present certain combined financial statements of Lew Thompson & Son and to present certain unaudited pro forma consolidated financial statements of the Company in connection with the Company’s acquisition of Lew Thompson & Son. All of the other information in the Original Form 8-K, as amended by Amendment No. 1, remains unchanged.

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements of businesses or funds acquired.

The audited combined financial statements of Lew Thompson & Son as of and for the year ended December 31, 2022, the notes thereto, and the report of Grant Thornton, LLP are filed as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The unaudited combined financial statements for Lew Thompson & Son as of and for the three months ended March 31, 2023 and the notes thereto, are filed as Exhibit 99.3 and are incorporated in their entirety herein by reference.

	(b)	Pro forma financial information.

The unaudited pro forma consolidated financial statements of the Company as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022 giving effect to the acquisition of Lew Thompson & Son, are filed as Exhibit 99.4 and are incorporated in their entirety herein by reference. Such unaudited pro forma consolidated financial statements are not necessarily indicative of the operating results and financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved for future periods, and should be read in conjunction with the financial statements of the Company and Lew Thompson & Son.

	(d)	Exhibits.

	EXHIBIT NUMBER	EXHIBIT DESCRIPTION

	23.1	Consent of Independent Certified Public Accountants — Grant Thornton, LLP
	99.2	Lew Thompson & Son Trucking, Inc. and Related Entities Audited Combined Financial Statements as of and for the year ended December 31, 2022, the notes thereto, and the report of Grant Thornton, LLP.
	99.3	Lew Thompson & Son Trucking, Inc. and Related Entities Unaudited Combined Financial Statements as of and for the three months ended March 31, 2023 and the notes thereto.
99.4
Unaudited Pro Forma Consolidated Financial Statements of Covenant Logistics Group, Inc. as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022 and the notes thereto.

	104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT LOGISTICS GROUP, INC.
(Registrant)

Date: November 15, 2023	By:	/s/ James S. Grant
James S. Grant
Executive Vice President and Chief Financial Officer